UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)        December 15, 2004

BREK ENERGY CORPORATION
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-27753 (Commission File Number)	98-0206979 (I.R.S. Employer Identification No.)
346 Kensington High Street, London, United Kingdom (Address of principal executive offices)		W14 8NS (Zip Code)

Registrant’s telephone number, including area code 011-44-20-7371-6668

42 Brooke Street, Suite 308, London, W1K 5DB, United Kingdom
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 3.02.    Unregistered Sales of Equity Securities.

January 15, 2004 Offering

On January 15, 2004, Brek Energy Corporation authorized the issuance of up to 11,000,000 units at an offering price of $0.05 per unit. Each unit consisted of one restricted share of common stock and one restricted warrant. Each restricted warrant is convertible into one restricted share of common stock. The restricted warrant is exercisable for 12 months at an exercise price of $0.35 per warrant. The value of the units was arbitrarily set by Brek Energy Corporation and had no relationship to its assets, book value, revenues or other established criteria of value. All the restricted units issued in this offering were issued for investment purposes in a "private transaction".

On March 3, 2004, Brek Energy Corporation raised $437,500 in cash from this offering and issued an aggregate 8,750,000 restricted units to the subscribers and an additional 875,000 restricted units as a finder’s fee.

Also on March 3, 2004, Brek Energy Corporation issued, as part of this same offering, 519,020 restricted units as settlement of $25,951 of debt owed to creditors of the company, who had previously provided services to Brek Energy Corporation.

On May 6, 2004, Brek Energy Corporation issued, as part of this same offering, 355,000 restricted units as settlement of $17,750 of debt owed to creditors of the company, who had previously provided services to Brek Energy Corporation.

For each of these two closings, Brek Energy Corporation relied upon Section 4(2) of the Securities Act of 1933 and Rule 903 of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission. Management is satisfied that the requirements of the exemption from the registration and prospectus delivery requirements of the Securities Act of 1933 have been fully complied with. The offering was not a public offering and was not accompanied by any general advertisement or any general solicitation. Brek Energy Corporation received from each subscriber a completed and signed subscription agreement containing certain representations and warranties, including, among others, that (a) the subscriber was not a U.S. person, (b) the subscriber subscribed for the shares for their own investment account and not on behalf of a U.S. person, and (c) there was no prearrangement for the sale of the shares with any buyer. No offer was made or accepted in the United States and the share certificates representing the shares have been legended with the applicable trading restrictions.

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Finally, as part of the same offering and the same shares for debt settlement, on May 6, 2004, Brek Energy Corporation issued an additional 500,980 restricted units as settlement of $25,049 of debt owed to creditors of the company, who had previously provided services to Brek Energy Corporation. Management is satisfied that the requirements of the exemption from the registration and prospectus delivery requirements of the Securities Act of 1933 have been fully complied with, which exemption is specified by the provisions of Section 4(2) of that Act and Rule 506 Regulation D promulgated pursuant to that Act by the Securities and Exchange Commission. Specifically, the offer was made to only accredited investors, as that term is defined under applicable federal and state securities laws. The share certificates representing the shares have been legended with the applicable trading restrictions.

January 29, 2004 Offering

On January 29, 2004, Brek Energy Corporation authorized the issuance of up to 7,500,000 units at an offering price of $0.20 per unit. Each unit consisted of one restricted share of common stock and one restricted warrant. Each restricted warrant is convertible into one restricted share of common stock. The restricted warrant is exercisable for three years at an exercise price of $0.30 per warrant. The value of the units was arbitrarily set by Brek Energy Corporation and had no relationship to its assets, book value, revenues or other established criteria of value. All the restricted units issued in this offering were issued for investment purposes in a "private transaction".

On May 24, 2004, Brek Energy Corporation raised $700,000 in cash from this offering and issued an aggregate 3,500,000 restricted units to the subscribers and an additional 350,000 restricted units as a finder’s fee.

Also on November 30, 2004, Brek Energy Corporation raised an additional $10,000 in cash from this offering and issued an additional 50,000 restricted units to the subscribers and an additional 5,000 restricted units as a finder’s fee.

For these two closing, Management is satisfied that the requirements of the exemption from the registration and prospectus delivery requirements of the Securities Act of 1933 have been fully complied with, which exemption is specified by the provisions of Section 4(2) of that Act and Rule 506 Regulation D promulgated pursuant to that Act by the Securities and Exchange Commission. Specifically, the offer was made to only accredited investors, as that term is defined under applicable federal and state securities laws. The share certificates representing the shares have been legended with the applicable trading restrictions.

Also, on May 28, 2004, Brek Energy Corporation raised an additional $50,000 in cash from this offering and issued an additional 250,000 restricted units to the subscribers and an additional 25,000 restricted units as a finder’s fee.

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On November 30, 2004, Brek Energy Corporation raised an additional $100,000 in cash from this offering and issued an additional 500,000 restricted units to the subscribers and an additional 50,000 restricted units as a finder’s fee.

For these two closings, Brek Energy Corporation relied upon Section 4(2) of the Securities Act of 1933 and Rule 903 of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission. Management is satisfied that the requirements of the exemption from the registration and prospectus delivery requirements of the Securities Act of 1933 have been fully complied with. The offering was not a public offering and was not accompanied by any general advertisement or any general solicitation. Brek Energy Corporation received from each subscriber a completed and signed subscription agreement containing certain representations and warranties, including, among others, that (a) the subscriber was not a U.S. person, (b) the subscriber subscribed for the shares for their own investment account and not on behalf of a U.S. person, and (c) there was no prearrangement for the sale of the shares with any buyer. No offer was made or accepted in the United States and the share certificates representing the shares have been legended with the applicable trading restrictions.

May 3, 2004 Offering

On May 3, 2004, Brek Energy Corporation authorized the issuance of up to 5,000,000 units at an offering price of $0.15 per unit. Each unit consisted of one restricted share of common stock and one restricted warrant. Each restricted warrant is convertible into one restricted share of common stock. The restricted warrant is exercisable for three years at an exercise price of $0.25 per warrant. The value of the units was arbitrarily set by Brek Energy Corporation and had no relationship to its assets, book value, revenues or other established criteria of value. All the restricted units issued in this offering were issued for investment purposes in a "private transaction".

On May 6, 2004, Brek Energy Corporation raised $700,000 in cash from this offering and issued an aggregate 4,666,667 restricted units to the subscribers and an additional 66,667 restricted units as a finder’s fee.

Brek Energy Corporation relied upon Section 4(2) of the Securities Act of 1933 and Rule 903 of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission. Management is satisfied that the requirements of the exemption from the registration and prospectus delivery requirements of the Securities Act of 1933 have been fully complied with. The offering was not a public offering and was not accompanied by any general advertisement or any general solicitation. Brek Energy Corporation received from each subscriber a completed and signed subscription agreement containing certain representations and warranties, including, among others, that (a) the subscriber was not a U.S. person, (b) the subscriber subscribed for the shares for their own investment account and not on behalf of a U.S. person, and (c) there was no prearrangement for the sale of the shares with any buyer. No offer was made or accepted in the United States and the share certificates representing the shares have been legended with the applicable trading restrictions.

October 1, 2004 - Acquisition of Gas Well

On October 14, 2004, Brek Energy Corporation issued 1,396,956 restricted units as consideration for the acquisition of an oil & gas well valued at $279,392. Each unit consisted of one restricted share of common stock and one restricted warrant. Each restricted warrant is convertible into one restricted share of common stock. The restricted warrant is exercisable for two years at an exercise price of $0.35 per warrant. Brek Energy Corporation relied upon Section 4(2) of the Securities Act of 1933 to issue the restricted units in a private transaction. share certificates representing the shares have been legended with the applicable trading restrictions.

October 27, 2004 Offering

On October 27, 2004, Brek Energy Corporation authorized the issuance of up to 6,000,000 units at an offering price of $0.20 per unit. Each unit consisted of one restricted share of common stock and one restricted warrant. Each restricted warrant is convertible into one restricted share of common stock. The restricted warrant is exercisable for two years at an exercise price of $0.35 per warrant. The value of the units was arbitrarily set by Brek Energy Corporation and had no relationship to its assets, book value, revenues or other established criteria of value. All the restricted units issued in this offering were issued for investment purposes in a "private transaction".

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On November 30, 2004, Brek Energy Corporation raised $765,000 in cash from this offering and issued an aggregate 3,825,000 restricted units to the subscribers and an additional 382,500 restricted units as a finder’s fee. Management is satisfied that the requirements of the exemption from the registration and prospectus delivery requirements of the Securities Act of 1933 have been fully complied with, which exemption is specified by the provisions of Section 4(2) of that Act and Rule 506 Regulation D promulgated pursuant to that Act by the Securities and Exchange Commission. Specifically, the offer was made to only accredited investors, as that term is defined under applicable federal and state securities laws. The share certificates representing the shares have been legended with the applicable trading restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Brek Energy Corporation has caused this report to be signed on its behalf by the undersigned duly authorized person.

BREK ENERGY CORPORATION

By:/s/ Richard N. Jeffs
Dated: December 15, 2004
Richard N. Jeffs - CEO & President

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